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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 14, 2002


                          BAYWOOD INTERNATIONAL, INC.
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             (Exact name or registrant as specified in its charter)


             Nevada                 000-22024               77-0125664
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   (State or other jurisdiction    (Commission            (IRS Employer
        of incorporation)          File Number)         Identification No.)


        14950 North 83rd Place, Suite 1, Scottsdale, Arizona        85260
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             (Address of Principal Executive Offices)             (Zip Code)


Registrant's telephone  number, including area code     (480) 951-3956
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                                 Not Applicable
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          (Former name or former address, if changed since last report)



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Item  1.  Changes  in  Control  of  Registrant.
          ------------------------------------

               Not  applicable.

Item  2.  Acquisition  or  Disposition  of  Assets.
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               Not  applicable.

Item  3.  Bankruptcy  or  Receivership.
          ----------------------------

               Not  applicable.

Item  4.  Change  in  Registrant's  Certifying  Accountant.
          ------------------------------------------------

               Not  applicable.


Item  5.  Other  Events.
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               Concurrently  with the filing of the Baywood International, Inc., a Nevada corporation (the "Company"), Form 10-QSB for the period ended September 30, 2002, Neil Reithinger, the Company's President, Chief Executive Officer and Principal Accounting Officer, provided to the SEC the certifications required pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and 18 U.S.C. Section 1350. Please see the Company's Form 10-QSB filed with the Securities and Exchange Commission for the period ended September 30, 2002, for more information.

Item  6.  Resignation  of  Registrant's  Directors.
          ----------------------------------------

               Not applicable.

Item  7.  Financial Statements, Proforma Financial Information and Exhibits.
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          99.1 -    Certification  by  Neil  Reithinger,  the  Company's  Chief
                    Executive Officer and Principal Accounting Officer, of the Company's Form 10-QSB for the three month period ended September 30, 2002, as required pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and 18 U.S.C. Section 1350."


Item  8.  Change  in  Fiscal  Year.
          ------------------------

               Not applicable.

Item  9.  Regulation  FD  Disclosure.
          --------------------------

               See Item 5, above.


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                                   SIGNATURES
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               Pursuant  to  the  requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          BAYWOOD INTERNATIONAL, INC.


Dated:  November 14, 2002                 /s/  Neil  Reithinger
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                                          Neil  Reithinger
                                          President, Chief Executive Officer and
                                          Principal Accounting Officer


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